Exhibit 99.2

Supplemental Financial Information
Fourth Quarter 2016

Table of Contents	PRIMERICA, INC. Financial Supplement

Page

Preface, definition of Non-GAAP financial measures	3

Condensed balance sheets and reconciliation of balance sheet non-GAAP to GAAP financial measures	4

Financial results and other statistical data	5

Statements of income	6

Reconciliation of statement of income GAAP to non-GAAP financial measures	7

Segment operating results	8
Term Life Insurance segment - financial results, key statistics, and financial analysis	9-10
Investment and Savings Products segment - financial results, financial analysis, and key statistics	11-12

Investment portfolio	13-15

Five-year historical key statistics	16

This document may contain forward-looking statements and information.  Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2015.

2 of 16

Preface	PRIMERICA, INC. Financial Supplement

FOURTH QUARTER 2016

This document is a financial supplement to our fourth quarter 2016 earnings release.  It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions.  Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for three different purposes, as follows:

●
Operating adjustments exclude the impact of realized investment gains and losses.  We exclude realized investment gains and losses in measuring operating revenues to eliminate period-over-period fluctuations that may obscure comparisons of operating results due to items such as the timing of recognizing gains and losses and other factors prior to an invested asset's maturity that are not directly associated with the Company's insurance operations.

●
Adjusted stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets.  We exclude unrealized investment gains and losses in measuring adjusted stockholders' equity as unrealized gains and losses from the Company's invested assets are largely caused by market movements in interest rates and credit spreads that do not necessarily correlate with the cash flows we will ultimately realize when an invested asset matures or is disposed.

●
IPO coinsurance transactions adjustments relate to transactions in the first quarter of 2010, where we reinsured between 80% and 90% of our business that was in-force at year-end 2009 to entities then affiliated  with Citigroup Inc. (“Citi”) that were executed concurrent with our IPO.  We exclude amounts ceded under the IPO coinsurance transactions in measuring adjusted direct premiums and other ceded premiums to present meaningful comparisons of the actual premiums economically maintained by the Company. Amounts ceded under the IPO coinsurance transactions will continue to decline over time as policies terminate within this block of business.

Management utilizes certain non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business.  Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item.  Certain items throughout this supplement are noted as ‘na’ to indicate not applicable.  Certain variances are noted as ‘nm’ to indicate not meaningful.  Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders’ equity.

3 of 16

Condensed Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures								PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Dec 31, 2014	Mar 31, 2015	Jun 30, 2015	Sep 30, 2015	Dec 31, 2015	Mar 31, 2016	Jun 30, 2016	Sep 30, 2016	Dec 31, 2016
Condensed Balance Sheets
Assets:
Investments and cash excluding securities held to maturity	$2,040,313	$2,053,392	$1,963,702	$1,924,636	$1,965,576	$1,968,419	$2,027,735	$2,047,095	$2,087,607
Securities held to maturity	220,000	238,000	328,000	356,000	365,220	404,860	431,000	454,000	503,230
Total investments and cash	2,260,313	2,291,392	2,291,702	2,280,636	2,330,796	2,373,279	2,458,735	2,501,095	2,590,837
Due from reinsurers	4,115,533	4,094,456	4,137,425	4,103,949	4,110,628	4,160,266	4,147,284	4,161,537	4,193,562
Deferred policy acquisition costs	1,351,180	1,377,022	1,430,508	1,465,175	1,500,259	1,559,833	1,619,236	1,672,454	1,713,065
Other assets	568,600	569,990	593,107	625,289	605,200	656,871	669,723	685,779	653,525
Separate account assets	2,440,303	2,386,265	2,324,980	2,086,598	2,063,899	2,264,108	2,311,124	2,347,816	2,287,953
Total assets	$10,735,929	$10,719,124	$10,777,724	$10,561,648	$10,610,782	$11,014,358	$11,206,101	$11,368,681	$11,438,943

Liabilities:
Future policy benefits	$5,264,608	$5,289,016	$5,361,580	$5,388,042	$5,431,711	$5,518,834	$5,581,043	$5,629,967	$5,673,890
Other policy liabilities	600,586	587,957	597,703	587,879	604,061	607,225	597,728	605,666	631,700
Income taxes	140,467	157,684	156,212	152,314	148,125	177,457	199,985	215,454	225,006
Other liabilities	403,292	393,718	376,179	389,264	408,757	409,870	413,888	426,970	449,963
Notes payable	372,187	372,278	372,369	372,460	372,552	372,643	372,735	372,827	372,919
Surplus note	219,147	237,162	327,176	355,190	364,424	404,079	430,233	453,247	502,491
Payable under securities lending	50,211	55,622	63,898	83,220	71,482	87,383	91,901	95,843	73,646
Separate account liabilities	2,440,303	2,386,265	2,324,980	2,086,598	2,063,899	2,264,108	2,311,124	2,347,816	2,287,953
Total liabilities	9,490,803	9,479,702	9,580,097	9,414,968	9,465,010	9,841,598	9,998,636	10,147,790	10,217,568
Stockholders’ equity:
Common stock ($0.01 par value) (1)	522	516	501	486	483	473	466	460	457
Paid-in capital	353,335	323,996	259,937	195,314	180,250	137,857	102,824	66,510	52,468
Retained earnings	795,741	830,624	871,440	912,749	952,804	989,685	1,040,860	1,090,388	1,138,851
Treasury stock	—	—	—	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized investment gains (losses) not other-than-temporarily impaired	74,307	83,401	61,742	49,889	32,106	48,747	68,473	71,827	42,852
Net unrealized investment losses other-than-temporarily impaired	(461)	(461)	(461)	(73)	(71)	(70)	(68)	(66)	(62)
Cumulative translation adjustment	21,682	1,346	4,468	(11,684)	(19,801)	(3,933)	(5,091)	(8,227)	(13,193)
Total stockholders’ equity	1,245,126	1,239,422	1,197,626	1,146,680	1,145,772	1,172,759	1,207,465	1,220,891	1,221,374
Total liabilities and stockholders' equity	$10,735,929	$10,719,124	$10,777,724	$10,561,648	$10,610,782	$11,014,358	$11,206,101	$11,368,681	$11,438,943

Reconciliation of Adjusted Stockholders' Equity to Total Stockholders' Equity
Adjusted stockholders' equity	$1,171,280	$1,156,482	$1,136,345	$1,096,864	$1,113,736	$1,124,082	$1,139,060	$1,149,131	$1,178,584
Reconciling items:
Net unrealized investment gains (losses) not other-than-temporarily impaired	74,307	83,401	61,742	49,889	32,106	48,747	68,473	71,827	42,852
Net unrealized investment losses other-than-temporarily impaired	(461)	(461)	(461)	(73)	(71)	(70)	(68)	(66)	(62)
Total reconciling items	73,846	82,940	61,281	49,816	32,036	48,678	68,405	71,760	42,791
Total stockholders’ equity	$1,245,126	$1,239,422	$1,197,626	$1,146,680	$1,145,772	$1,172,759	$1,207,465	$1,220,891	$1,221,374

Adjusted Stockholders' Equity Rollforward
Balance, beginning of period	$1,216,813	$1,171,280	$1,156,482	$1,136,345	$1,096,864	$1,113,736	$1,124,082	$1,139,060	$1,149,131
Net Income	45,466	43,401	49,173	49,350	47,948	45,176	59,326	58,038	56,874
Shareholder dividends	(6,462)	(8,517)	(8,357)	(8,042)	(7,893)	(8,295)	(8,151)	(8,511)	(8,410)
Retirement of shares and warrants	(82,447)	(44,789)	(70,999)	(71,433)	(20,538)	(52,988)	(41,330)	(41,012)	(18,697)
Net foreign currency translation adjustment	(8,600)	(20,336)	3,121	(16,152)	(8,116)	15,867	(1,157)	(3,136)	(4,966)
Other, net	6,510	15,444	6,925	6,795	5,471	10,585	6,290	4,692	4,653
Balance, end of period	$1,171,280	$1,156,482	$1,136,345	$1,096,864	$1,113,736	$1,124,082	$1,139,060	$1,149,131	$1,178,584

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$1,321,415	$1,351,180	$1,377,022	$1,430,508	$1,465,175	$1,500,259	$1,559,833	$1,619,236	$1,672,454
General expenses deferred	8,171	7,953	8,554	8,396	7,951	8,443	9,138	9,202	8,226
Commission costs deferred	67,980	70,389	78,799	79,787	77,810	81,174	89,783	91,783	89,647
Amortization of deferred policy acquisition costs	(39,544)	(36,213)	(36,383)	(40,797)	(44,334)	(43,129)	(38,720)	(45,428)	(53,305)
Foreign currency impact and other, net	(6,842)	(16,287)	2,516	(12,718)	(6,343)	13,086	(798)	(2,339)	(3,957)
Balance, end of period	$1,351,180	$1,377,022	$1,430,508	$1,465,175	$1,500,259	$1,559,833	$1,619,236	$1,672,454	$1,713,065

(1)	Outstanding common shares exclude restricted stock units.

4 of 16

Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement

YOY Q4	YOY YTD
(Dollars in thousands, except per-share data)	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Change	% Change	YTD 2015	YTD 2016	$ Change	% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	52,642,881	51,786,679	50,081,730	49,061,165	48,549,580	47,657,649	47,008,203	46,444,202	(2,616,963)	-5.3%	50,881,078	47,411,145	(3,469,933)	-6.8%

Net income	$43,401	$49,173	$49,350	$47,948	$45,176	$59,326	$58,038	$56,874	$8,926	18.6%	$189,872	$219,414	$29,542	15.6%
Less income attributable to unvested participating securities	(444)	(366)	(379)	(374)	(370)	(491)	(494)	(482)	(108)	-28.8%	(1,572)	(1,835)	(263)	-16.7%
Net income used in computing basic EPS	$42,956	$48,806	$48,971	$47,574	$44,806	$58,835	$57,544	$56,392	$8,818	18.5%	$188,300	$217,579	$29,280	15.5%
Basic earnings per share	$0.82	$0.94	$0.98	$0.97	$0.92	$1.23	$1.22	$1.21	$0.24	25.2%	$3.70	$4.59	$0.89	24.0%

Net operating income	$42,566	$48,791	$49,521	$50,174	$45,680	$57,104	$58,061	$55,917	$5,743	11.4%	$191,052	$216,762	$25,711	13.5%
Less operating income attributable to unvested participating securities	(436)	(363)	(381)	(392)	(375)	(472)	(494)	(474)	(82)	-20.9%	(1,582)	(1,813)	(231)	-14.6%
Net operating income used in computing basic operating EPS	$42,131	$48,427	$49,140	$49,782	$45,306	$56,632	$57,567	$55,443	$5,661	11.4%	$189,470	$214,950	$25,480	13.4%
Basic operating income per share	$0.80	$0.94	$0.98	$1.01	$0.93	$1.19	$1.22	$1.19	$0.18	17.6%	$3.72	$4.53	$0.81	21.8%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	52,642,881	51,786,679	50,081,730	49,061,165	48,549,580	47,657,649	47,008,203	46,444,202	(2,616,963)	-5.3%	50,881,078	47,411,145	(3,469,933)	-6.8%
Dilutive impact of contingently issuable shares	48,104	25,292	21,792	31,685	24,090	49,680	42,632	51,274	19,589	61.8%	31,718	41,919	10,201	32.2%
Shares used to calculate diluted EPS	52,690,985	51,811,971	50,103,522	49,092,850	48,573,670	47,707,329	47,050,835	46,495,476	(2,597,374)	-5.3%	50,912,796	47,453,064	(3,459,732)	-6.8%

Net income	$43,401	$49,173	$49,350	$47,948	$45,176	$59,326	$58,038	$56,874	$8,926	18.6%	$189,872	$219,414	$29,542	15.6%
Less income attributable to unvested participating securities	(444)	(366)	(379)	(374)	(370)	(490)	(493)	(481)	(107)	-28.7%	(1,571)	(1,833)	(262)	-16.7%
Net income used in computing diluted EPS	$42,957	$48,807	$48,971	$47,574	$44,806	$58,835	$57,544	$56,393	$8,818	18.5%	$188,301	$217,581	$29,280	15.5%
Diluted earnings per share	$0.82	$0.94	$0.98	$0.97	$0.92	$1.23	$1.22	$1.21	$0.24	25.2%	$3.70	$4.59	$0.89	24.0%

Net operating income	$42,566	$48,791	$49,521	$50,174	$45,680	$57,104	$58,061	$55,917	$5,743	11.4%	$191,052	$216,762	$25,711	13.5%
Less operating income attributable to unvested participating securities	(435)	(363)	(381)	(392)	(374)	(472)	(494)	(473)	(82)	-20.9%	(1,581)	(1,811)	(230)	-14.6%
Net operating income used in computing diluted operating EPS	$42,131	$48,427	$49,140	$49,782	$45,306	$56,632	$57,567	$55,443	$5,661	11.4%	$189,471	$214,951	$25,480	13.4%
Diluted operating income per share	$0.80	$0.93	$0.98	$1.01	$0.93	$1.19	$1.22	$1.19	$0.18	17.6%	$3.72	$4.53	$0.81	21.7%

Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016	YOY Q4	YOY YTD
Change	% Change	YTD 2015	YTD 2016	$ Change	% Change
Annualized Return on Equity
Average stockholders' equity	$1,242,274	$1,218,524	$1,172,153	$1,146,226	$1,159,266	$1,190,112	$1,214,178	$1,221,133	$74,907	6.5%	$1,194,794	$1,196,172	$1,378	0.1%
Average adjusted stockholders' equity	$1,163,881	$1,146,414	$1,116,605	$1,105,300	$1,118,909	$1,131,571	$1,144,095	$1,163,857	$58,557	5.3%	$1,133,050	$1,139,608	$6,558	0.6%

Net income return on stockholders' equity	14.0%	16.1%	16.8%	16.7%	15.6%	19.9%	19.1%	18.6%	1.9%	nm	15.9%	18.3%	2.5%	nm
Net income return on adjusted stockholders' equity	14.9%	17.2%	17.7%	17.4%	16.2%	21.0%	20.3%	19.5%	2.2%	nm	16.8%	19.3%	2.5%	nm

Net operating income return on adjusted stockholders' equity	14.6%	17.0%	17.7%	18.2%	16.3%	20.2%	20.3%	19.2%	1.1%	nm	16.9%	19.0%	2.2%	nm

Capital Structure
Debt-to-capital (1)	23.1%	23.7%	24.5%	24.5%	24.1%	23.6%	23.4%	23.4%	-1.1%	nm	24.5%	23.4%	-1.1%	nm

Cash and invested assets to stockholders' equity	1.8	x	1.9	x	2.0	x	2.0	x	2.0	x	2.0	x	2.0	x	2.1	x	0.1	x	nm	2.0	x	2.1	x	0.1	x	nm
Cash and invested assets to adjusted stockholders' equity	2.0	x	2.0	x	2.1	x	2.1	x	2.1	x	2.2	x	2.2	x	2.2	x	0.1	x	nm	2.1	x	2.2	x	0.1	x	nm

Share count, end of period (2)	51,554,770	50,110,938	48,571,139	48,296,623	47,295,175	46,601,587	45,961,671	45,720,822	(2,575,801)	-5.3%	48,296,623	45,720,822	(2,575,801)	-5.3%
Adjusted stockholders' equity per share	$22.43	$22.68	$22.58	$23.06	$23.77	$24.44	$25.00	$25.78	$2.72	11.8%	$23.06	$25.78	$2.72	11.8%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	A2	A2	A2	A2	A2	A2	A2	A2	nm	nm	nm	nm	nm	nm
S&P	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	nm	nm	nm	nm	nm	nm
A.M. Best	A+	A+	A+	A+	A+	A+	A+	A+	nm	nm	nm	nm	nm	nm

Holding Company Senior Debt Ratings
Moody's	Baa2	Baa2	Baa2	Baa2	Baa2	Baa2	Baa2	Baa2	nm	nm	nm	nm	nm	nm
S&P	A-	A-	A-	A-	A-	A-	A-	A-	nm	nm	nm	nm	nm	nm
A.M. Best	a-	a-	a-	a-	a-	a-	a-	a-	nm	nm	nm	nm	nm	nm

(1)	Debt-to-capital is that of the parent company only. Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(2)	Share count reflects outstanding common shares, including restricted shares, but excludes restricted stock units (RSUs).

5 of 16

Statements of Income											PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016	$ Change	% Change	YTD 2015	YTD 2016	$ Change	% Change
Statement of Income
Revenues:
Direct premiums	$577,458	$588,248	$587,882	$591,856	$597,130	$612,189	$616,587	$618,362	$26,506	4.5%	$2,345,444	$2,444,268	$98,823	4.2%
Ceded premiums	(397,541)	(406,854)	(393,987)	(396,838)	(395,333)	(406,683)	(399,676)	(398,867)	(2,029)	-0.5%	(1,595,220)	(1,600,559)	(5,339)	-0.3%
Net premiums	179,918	181,394	193,895	195,018	201,797	205,506	216,911	219,495	24,477	12.6%	750,224	843,709	93,484	12.5%
Net investment income	21,173	19,075	18,715	17,546	21,238	20,389	19,399	17,999	453	2.6%	76,509	79,025	2,515	3.3%
Commissions and fees:
Sales-based (1)	60,035	63,072	56,418	57,859	56,220	59,057	55,149	56,894	(965)	-1.7%	237,384	227,320	(10,064)	-4.2%
Asset-based (2)	56,837	59,144	58,794	57,144	55,306	59,541	60,759	61,997	4,853	8.5%	231,919	237,604	5,685	2.5%
Account-based (3)	10,452	10,994	11,445	11,605	11,309	11,611	11,899	16,043	4,437	38.2%	44,497	50,861	6,365	14.3%
Other commissions and fees	5,511	5,939	5,711	6,185	5,987	6,692	6,476	6,747	561	9.1%	23,347	25,902	2,555	10.9%
Realized investment (losses) gains	1,284	597	(259)	(3,361)	(783)	3,440	(35)	1,465	4,826	143.6%	(1,738)	4,088	5,826	nm
Other, net	9,445	10,171	10,990	11,453	11,527	12,757	13,069	13,224	1,771	15.5%	42,058	50,576	8,519	20.3%
Total revenues	344,655	350,387	355,709	353,449	362,601	378,993	383,626	393,864	40,415	11.4%	1,404,200	1,519,084	114,884	8.2%
Benefits and expenses:
Benefits and claims	82,500	82,521	88,599	85,694	90,977	88,984	93,022	94,672	8,978	10.5%	339,315	367,655	28,340	8.4%
Amortization of DAC	36,213	36,383	40,797	44,334	43,129	38,720	45,428	53,305	8,970	20.2%	157,727	180,582	22,855	14.5%
Insurance commissions	3,189	4,145	4,619	4,388	4,147	4,472	4,709	4,456	68	1.5%	16,340	17,783	1,443	8.8%
Insurance expenses	34,361	28,740	30,265	29,664	33,130	32,906	32,837	33,476	3,811	12.8%	123,030	132,348	9,318	7.6%
Sales commissions:
Sales-based (1)	42,442	44,595	40,036	40,809	40,327	42,040	38,276	40,031	(778)	-1.9%	167,883	160,674	(7,209)	-4.3%
Asset-based (2)	23,251	24,059	24,374	23,802	23,093	24,907	25,271	26,368	2,566	10.8%	95,485	99,639	4,154	4.4%
Other sales commissions	2,764	2,845	2,991	2,925	3,222	3,199	3,153	2,928	3	0.1%	11,525	12,502	976	8.5%
Interest expense	8,676	8,642	8,718	7,471	7,173	7,178	7,184	7,157	(314)	-4.2%	33,507	28,691	(4,816)	-14.4%
Other operating expenses	44,450	41,634	40,355	41,967	47,190	44,708	45,309	44,408	2,441	5.8%	168,406	181,615	13,208	7.8%
Total benefits and expenses	277,845	273,562	280,756	281,055	292,388	287,113	295,189	306,799	25,744	9.2%	1,113,219	1,181,489	68,270	6.1%
Income before income taxes	66,809	76,825	74,953	72,393	70,213	91,880	88,438	87,065	14,671	20.3%	290,981	337,596	46,614	16.0%
Income taxes	23,408	27,653	25,603	24,445	25,037	32,554	30,400	30,191	5,745	23.5%	101,110	118,181	17,072	16.9%
Net income	$43,401	$49,173	$49,350	$47,948	$45,176	$59,326	$58,038	$56,874	$8,926	18.6%	$189,872	$219,414	$29,542	15.6%

Income Before Income Taxes by Segment
Term Life	$36,076	$44,689	$46,519	$45,925	$46,081	$58,017	$58,136	$51,127	$5,202	11.3%	$173,209	$213,361	$40,152	23.2%
Investment & Savings Products	35,044	37,746	34,811	38,482	31,691	36,065	35,759	40,840	2,358	6.1%	146,083	144,355	(1,727)	-1.2%
Corporate & Other Distributed Products	(4,310)	(5,610)	(6,377)	(12,014)	(7,558)	(2,202)	(5,458)	(4,903)	7,111	59.2%	(28,311)	(20,121)	8,190	28.9%
Income before income taxes	$66,809	$76,825	$74,953	$72,393	$70,213	$91,880	$88,438	$87,065	$14,671	20.3%	$290,981	$337,596	$46,614	16.0%

(1)	Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities
(2)	Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees
(3)	Account-based - revenues relating to the fee generating client accounts we administer

6 of 16

Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures											PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016	$ Change	% Change	YTD 2015	YTD 2016	$ Change	% Change
(Dollars in thousands)
Reconciliation from Term Life Direct Premiums to Term Life Adjusted Direct Premiums
Term Life direct premiums	$569,164	$579,873	$579,527	$584,570	$589,244	$604,117	$608,396	$611,583	$27,013	4.6%	$2,313,133	$2,413,340	$100,207	4.3%
Less: Premiums ceded to IPO Coinsurers	331,733	331,984	323,501	324,870	321,494	322,767	319,516	315,955	(8,915)	-2.7%	1,312,088	1,279,733	(32,355)	-2.5%
Term Life adjusted direct premiums	$237,430	$247,889	$256,026	$259,700	$267,750	$281,350	$288,879	$295,628	$35,928	13.8%	$1,001,045	$1,133,607	$132,561	13.2%

Reconciliation from Term Life Ceded Premiums to Term Life Other Ceded Premiums
Term Life ceded premiums	$(395,122)	$(404,211)	$(391,440)	$(394,179)	$(393,271)	$(404,492)	$(397,214)	$(396,157)	$(1,977)	-0.5%	$(1,584,952)	$(1,591,133)	$(6,181)	-0.4%
Less: Premiums ceded to IPO Coinsurers	(331,733)	(331,984)	(323,501)	(324,870)	(321,494)	(322,767)	(319,516)	(315,955)	8,915	2.7%	(1,312,088)	(1,279,733)	32,355	2.5%
Term Life other ceded premiums	$(63,389)	$(72,227)	$(67,939)	$(69,310)	$(71,776)	$(81,725)	$(77,697)	$(80,202)	$(10,892)	-15.7%	$(272,864)	$(311,400)	$(38,536)	-14.1%

Reconciliation from Total Revenues to Operating Revenues
Total revenues	$344,655	$350,387	$355,709	$353,449	$362,601	$378,993	$383,626	$393,864	$40,415	11.4%	$1,404,200	$1,519,084	$114,884	8.2%
Less: Realized investment gains/(losses)	1,284	597	(259)	(3,361)	(783)	3,440	(35)	1,465	nm	nm	(1,738)	4,088	nm	nm
Operating revenues	$343,370	$349,790	$355,968	$356,809	$363,384	$375,553	$383,661	$392,399	$35,589	10.0%	$1,405,938	$1,514,996	$109,058	7.8%

Reconciliation from Income Before Income Taxes to Operating Income Before Income Taxes
Income before income taxes	$66,809	$76,825	$74,953	$72,393	$70,213	$91,880	$88,438	$87,065	$14,671	20.3%	$290,981	$337,596	$46,614	16.0%
Less: Realized investment gains/(losses)	1,284	597	(259)	(3,361)	(783)	3,440	(35)	1,465	nm	nm	(1,738)	4,088	nm	nm
Operating income before income taxes	$65,525	$76,228	$75,212	$75,754	$70,996	$88,440	$88,472	$85,599	$9,845	13.0%	$292,719	$333,508	$40,788	13.9%

Reconciliation from Net Income to Net Operating Income
Net income	$43,401	$49,173	$49,350	$47,948	$45,176	$59,326	$58,038	$56,874	$8,926	18.6%	$189,872	$219,414	$29,542	15.6%
Less: Realized investment gains/(losses)	1,284	597	(259)	(3,361)	(783)	3,440	(35)	1,465	nm	nm	(1,738)	4,088	nm	nm
Less: Tax impact of realized investment gains/(losses)	(450)	(215)	88	1,135	279	(1,219)	12	(508)	nm	nm	558	(1,436)	nm	nm
Net operating income	$42,566	$48,791	$49,521	$50,174	$45,680	$57,104	$58,061	$55,917	$5,743	11.4%	$191,052	$216,762	$25,711	13.5%

7 of 16

Segment Operating Results											PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016	$ Change	% Change	YTD 2015	YTD 2016	$ Change	% Change
Term Life Insurance
Revenues:
Direct Premiums	$569,164	$579,873	$579,527	$584,570	$589,244	$604,117	$608,396	$611,583	$27,013	4.6%	$2,313,133	$2,413,340	$100,207	4.3%
Premiums ceded to IPO coinsurers (1)	(331,733)	(331,984)	(323,501)	(324,870)	(321,494)	(322,767)	(319,516)	(315,955)	8,915	2.7%	(1,312,088)	(1,279,733)	32,355	2.5%
Adjusted direct premiums (2)	237,430	247,889	256,026	259,700	267,750	281,350	288,879	295,628	35,928	13.8%	1,001,045	1,133,607	132,561	13.2%
Other ceded premiums (3)	(63,389)	(72,227)	(67,939)	(69,310)	(71,776)	(81,725)	(77,697)	(80,202)	(10,892)	-15.7%	(272,864)	(311,400)	(38,536)	-14.1%
Net premiums	174,042	175,662	188,087	190,390	195,973	199,625	211,182	215,426	25,036	13.1%	728,181	822,207	94,025	12.9%
Allocated net investment income	1,405	1,436	1,508	1,639	1,850	1,871	1,903	2,010	371	22.6%	5,987	7,634	1,647	27.5%
Other, net	6,761	7,286	7,609	8,133	8,274	9,062	9,513	9,692	1,559	19.2%	29,790	36,541	6,751	22.7%
Operating revenues	182,208	184,384	197,204	200,162	206,097	210,559	222,598	227,128	26,966	13.5%	763,958	866,381	102,423	13.4%
Benefits and expenses:
Benefits and claims	77,990	78,268	83,816	82,158	86,795	83,835	88,800	91,209	9,051	11.0%	322,232	350,640	28,407	8.8%
Amortization of DAC	35,017	32,797	37,263	42,903	41,224	36,477	43,365	51,744	8,841	20.6%	147,980	172,812	24,831	16.8%
Insurance commissions	601	1,382	1,084	1,180	968	1,094	1,171	1,068	(112)	-9.5%	4,247	4,301	54	1.3%
Insurance expenses	32,523	27,248	28,521	27,996	31,029	31,135	31,125	31,980	3,983	14.2%	116,289	125,268	8,979	7.7%
Operating benefits and expenses	146,132	139,695	150,685	154,237	160,016	152,541	164,462	176,001	21,764	14.1%	590,749	653,020	62,272	10.5%
Operating income before income taxes	$36,076	$44,689	$46,519	$45,925	$46,081	$58,017	$58,136	$51,127	$5,202	11.3%	$173,209	$213,361	$40,152	23.2%

Investment & Savings Products
Revenues:
Commissions and fees:
Sales-based	$60,035	$63,072	$56,418	$57,859	$56,220	$59,057	$55,149	$56,894	$(965)	-1.7%	$237,384	$227,320	$(10,064)	-4.2%
Asset-based	56,837	59,144	58,794	57,144	55,306	59,541	60,759	61,997	4,853	8.5%	231,919	237,604	5,685	2.5%
Account-based	10,452	10,994	11,445	11,605	11,309	11,611	11,899	16,043	4,437	38.2%	44,497	50,861	6,365	14.3%
Other, net	1,625	1,804	1,941	2,166	2,083	2,399	2,273	2,081	(84)	-3.9%	7,536	8,836	1,300	17.3%
Operating revenues	128,949	135,015	128,597	128,774	124,918	132,608	130,079	137,016	8,242	6.4%	521,335	524,621	3,286	0.6%
Benefits and expenses:
Amortization of DAC	1,201	2,901	3,299	552	1,919	1,704	1,636	889	338	61.2%	7,951	6,148	(1,804)	-22.7%
Insurance commissions	1,971	2,182	2,957	2,731	2,631	2,884	3,001	2,941	210	7.7%	9,841	11,456	1,615	16.4%
Sales commissions:
Sales-based	42,442	44,595	40,036	40,809	40,327	42,040	38,276	40,031	(778)	-1.9%	167,883	160,674	(7,209)	-4.3%
Asset-based	23,251	24,059	24,374	23,802	23,093	24,907	25,271	26,368	2,566	10.8%	95,485	99,639	4,154	4.4%
Other operating expenses	25,041	23,532	23,120	22,399	25,257	25,008	26,136	25,946	3,548	15.8%	94,092	102,348	8,256	8.8%
Operating benefits and expenses	93,905	97,269	93,786	90,292	93,227	96,543	94,320	96,176	5,884	6.5%	375,252	380,265	5,013	1.3%
Operating income before income taxes	$35,044	$37,746	$34,811	$38,482	$31,691	$36,065	$35,759	$40,840	$2,358	6.1%	$146,083	$144,355	$(1,727)	-1.2%

Corporate & Other Distributed Products
Revenues:
Direct premiums	$8,295	$8,376	$8,355	$7,286	$7,886	$8,072	$8,191	$6,779	$(507)	-7.0%	$32,311	$30,928	$(1,383)	-4.3%
Ceded premiums	(2,419)	(2,644)	(2,547)	(2,658)	(2,063)	(2,191)	(2,462)	(2,710)	(51)	-1.9%	(10,268)	(9,426)	842	8.2%
Net premiums	5,876	5,732	5,808	4,628	5,823	5,881	5,729	4,069	(559)	-12.1%	22,043	21,502	(541)	-2.5%
Allocated net investment income	19,768	17,640	17,207	15,907	19,389	18,518	17,496	15,989	82	0.5%	70,522	71,391	869	1.2%
Commissions and fees:
Loans	42	43	37	40	44	43	36	31	(9)	-22.8%	162	153	(9)	-5.5%
DebtWatchers	307	311	303	299	282	280	262	264	(36)	-11.9%	1,221	1,087	(134)	-10.9%
Prepaid Legal Services	2,468	2,494	2,527	2,579	2,650	2,739	2,832	2,875	296	11.5%	10,067	11,096	1,029	10.2%
Auto and Homeowners Insurance	1,770	2,096	1,841	2,201	1,757	2,231	1,981	2,381	179	8.2%	7,907	8,350	443	5.6%
Long-Term Care Insurance	534	583	558	599	713	638	629	563	(36)	-6.1%	2,274	2,543	269	11.8%
Other sales commissions	391	412	445	466	540	762	736	633	167	35.9%	1,714	2,671	957	55.8%
Other, net	1,058	1,080	1,440	1,154	1,171	1,296	1,283	1,450	296	25.7%	4,733	5,200	467	9.9%
Operating revenues	32,214	30,391	30,167	27,873	32,370	32,387	30,984	28,254	381	1.4%	120,645	123,994	3,350	2.8%
Benefits and expenses:
Benefits and claims	4,510	4,253	4,783	3,536	4,182	5,149	4,222	3,463	(73)	-2.1%	17,083	17,016	(67)	-0.4%
Amortization of DAC	(5)	685	235	880	(15)	539	427	671	(209)	-23.8%	1,795	1,622	(173)	-9.6%
Insurance commissions	617	581	578	477	548	494	537	447	(30)	-6.3%	2,252	2,026	(226)	-10.1%
Insurance expenses	1,837	1,491	1,745	1,668	2,101	1,771	1,712	1,496	(172)	-10.3%	6,741	7,080	339	5.0%
Sales commissions	2,764	2,845	2,991	2,925	3,222	3,199	3,153	2,928	3	0.1%	11,525	12,502	976	8.5%
Interest expense	8,676	8,642	8,718	7,471	7,173	7,178	7,184	7,157	(314)	-4.2%	33,507	28,691	(4,816)	-14.4%
Other operating expenses	19,409	18,101	17,236	19,569	21,933	19,699	19,173	18,462	(1,107)	-5.7%	74,315	79,267	4,952	6.7%
Operating benefits and expenses	37,808	36,598	36,285	36,526	39,145	38,029	36,408	34,622	(1,904)	-5.2%	147,217	148,203	986	0.7%
Operating income before income taxes	$(5,595)	$(6,207)	$(6,118)	$(8,653)	$(6,775)	$(5,642)	$(5,423)	$(6,368)	$2,285	26.4%	$(26,573)	$(24,209)	$2,364	8.9%

(1)
Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements

(2)	Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers
(3)	Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers

8 of 16

Term Life Insurance - Financial Results and Analysis											PRIMERICA, INC. Financial Supplement

(Dollars in thousands)									YOY Q4				YOY YTD
Term Life Insurance Operating Income Before Income Taxes	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016	$ Change	% Change	YTD 2015	YTD 2016	$ Change	% Change
Revenues:
Direct Premiums	$569,164	$579,873	$579,527	$584,570	$589,244	$604,117	$608,396	$611,583	$27,013	4.6%	$2,313,133	$2,413,340	$100,207	4.3%
Premiums ceded to IPO coinsurers (1)	(331,733)	(331,984)	(323,501)	(324,870)	(321,494)	(322,767)	(319,516)	(315,955)	8,915	2.7%	(1,312,088)	(1,279,733)	32,355	2.5%
Adjusted direct premiums (2)	237,430	247,889	256,026	259,700	267,750	281,350	288,879	295,628	35,928	13.8%	1,001,045	1,133,607	132,561	13.2%
Other ceded premiums (3)	(63,389)	(72,227)	(67,939)	(69,310)	(71,776)	(81,725)	(77,697)	(80,202)	(10,892)	-15.7%	(272,864)	(311,400)	(38,536)	-14.1%
Net premiums	174,042	175,662	188,087	190,390	195,973	199,625	211,182	215,426	25,036	13.1%	728,181	822,207	94,025	12.9%
Allocated net investment income	1,405	1,436	1,508	1,639	1,850	1,871	1,903	2,010	371	22.6%	5,987	7,634	1,647	27.5%
Other, net	6,761	7,286	7,609	8,133	8,274	9,062	9,513	9,692	1,559	19.2%	29,790	36,541	6,751	22.7%
Operating revenues	182,208	184,384	197,204	200,162	206,097	210,559	222,598	227,128	26,966	13.5%	763,958	866,381	102,423	13.4%
Benefits and expenses:
Benefits and claims	77,990	78,268	83,816	82,158	86,795	83,835	88,800	91,209	9,051	11.0%	322,232	350,640	28,407	8.8%
Amortization of DAC	35,017	32,797	37,263	42,903	41,224	36,477	43,365	51,744	8,841	20.6%	147,980	172,812	24,831	16.8%
Insurance commissions	601	1,382	1,084	1,180	968	1,094	1,171	1,068	(112)	-9.5%	4,247	4,301	54	1.3%
Insurance expenses	32,523	27,248	28,521	27,996	31,029	31,135	31,125	31,980	3,983	14.2%	116,289	125,268	8,979	7.7%
Operating benefits and expenses	146,132	139,695	150,685	154,237	160,016	152,541	164,462	176,001	21,764	14.1%	590,749	653,020	62,272	10.5%
Operating income before income taxes	$36,076	$44,689	$46,519	$45,925	$46,081	$58,017	$58,136	$51,127	$5,202	11.3%	$173,209	$213,361	$40,152	23.2%

Total Term Life Insurance - Financial Analysis
Primary direct premiums (4)	$156,714	$167,118	$177,307	$180,664	$189,540	$202,830	$211,137	$218,761	$38,098	21.1%	$681,803	$822,269	$140,466	20.6%
Legacy direct premiums (5)	412,449	412,754	402,220	403,906	399,704	401,287	397,258	392,821	(11,085)	-2.7%	1,631,330	1,591,071	(40,259)	-2.5%
Total direct premiums	$569,164	$579,873	$579,527	$584,570	$589,244	$604,117	$608,396	$611,583	$27,013	4.6%	$2,313,133	$2,413,340	$100,207	4.3%

Premiums ceded to IPO coinsurers	$331,733	$331,984	$323,501	$324,870	$321,494	$322,767	$319,516	$315,955	$(8,915)	-2.7%	$1,312,088	$1,279,733	$(32,355)	-2.5%
% of Legacy direct premiums	80.4%	80.4%	80.4%	80.4%	80.4%	80.4%	80.4%	80.4%	nm	nm	80.4%	80.4%	nm	nm

Benefits and claims, net (6)	$141,379	$150,494	$151,755	$151,468	$158,571	$165,560	$166,497	$171,411	$19,943	13.2%	$595,097	$662,040	$66,943	11.2%
% of adjusted direct premiums	59.5%	60.7%	59.3%	58.3%	59.2%	58.8%	57.6%	58.0%	nm	nm	59.4%	58.4%	nm	nm

DAC amortization & insurance commissions	$35,619	$34,179	$38,347	$44,083	$42,193	$37,572	$44,537	$52,812	$8,729	19.8%	$152,228	$177,113	$24,886	16.3%
% of adjusted direct premiums	15.0%	13.8%	15.0%	17.0%	15.8%	13.4%	15.4%	17.9%	nm	nm	15.2%	15.6%	nm	nm

Insurance expenses, net (7)	$25,762	$19,962	$20,912	$19,863	$22,755	$22,072	$21,612	$22,287	$2,424	12.2%	$86,499	$88,726	$2,227	2.6%
% of adjusted direct premiums	10.9%	8.1%	8.2%	7.6%	8.5%	7.8%	7.5%	7.5%	nm	nm	8.6%	7.8%	nm	nm

Total Term Life operating income before income taxes	$36,076	$44,689	$46,519	$45,925	$46,081	$58,017	$58,136	$51,127	$5,202	11.3%	$173,209	$213,361	$40,152	23.2%
Term Life operating margin (8)	15.2%	18.0%	18.2%	17.7%	17.2%	20.6%	20.1%	17.3%	nm	nm	17.3%	18.8%	nm	nm

(1)
Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements

(2)	Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers
(3)	Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers
(4)	Primary direct premiums - direct premiums not subject to the 2010 IPO coinsurance transactions
(5)	Legacy direct premiums - direct premiums subject to the 2010 IPO coinsurance transactions
(6)	Benefits and claims, net - benefits & claims net of other ceded premiums which are largely YRT
(7)	Insurance expenses, net - insurance expenses net of other net revenues
(8)	Term Life operating margin - Term Life operating income before income taxes as a percentage of adjusted direct premiums

9 of 16

Term Life Insurance - Key Statistics											PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands, except as noted)	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016	$ Change	% Change	YTD 2015	YTD 2016	$ Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	98,358	98,145	101,008	104,702	106,710	108,220	112,365	115,345	10,643	10.2%	98,358	106,710	8,352	8.5%
New life-licensed representatives	7,486	10,439	11,160	10,547	9,666	12,171	11,739	11,148	601	5.7%	39,632	44,724	5,092	12.8%
Non-renewal and terminated representatives	(7,699)	(7,576)	(7,466)	(8,539)	(8,156)	(8,026)	(8,759)	(9,666)	(1,127)	-13.2%	(31,280)	(34,607)	(3,327)	-10.6%
Life-insurance licensed sales force, end of period	98,145	101,008	104,702	106,710	108,220	112,365	115,345	116,827	10,117	9.5%	106,710	116,827	10,117	9.5%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$45.1	$55.3	$54.5	$57.4	$54.0	$63.1	$61.9	$66.2	$8.8	15.2%	$212.4	$245.2	$32.9	15.5%
Additions and increases in premium	12.8	14.0	13.7	14.4	14.0	15.4	15.2	15.9	1.5	10.5%	54.9	60.4	5.5	10.1%
Total estimated annualized issued term life premium	$57.9	$69.3	$68.2	$71.8	$68.0	$78.6	$77.1	$82.0	$10.3	14.3%	$267.3	$305.7	$38.4	14.4%

Issued term life policies	55,677	68,097	66,658	69,627	66,376	77,384	75,374	79,110	9,483	13.6%	260,059	298,244	38,185	14.7%
Estimated average annualized issued term life premium per policy (1)(2)	$811	$813	$817	$825	$814	$816	$822	$837	$12	1.4%	$817	$822	$6	0.7%

Term life face amount in-force, beginning of period ($mills)	$681,927	$678,517	$688,163	$689,316	$693,194	$704,632	$714,756	$722,162	$32,846	4.8%	$681,927	$693,194	$11,267	1.7%
Issued term life face amount (3)	17,181	20,585	20,321	21,023	19,790	23,145	22,775	24,159	3,136	14.9%	79,111	89,869	10,759	13.6%
Terminated term life face amount	(13,344)	(12,064)	(13,659)	(14,513)	(13,814)	(12,700)	(14,407)	(16,318)	(1,805)	-12.4%	(53,580)	(57,238)	(3,658)	-6.8%
Foreign currency impact, net	(7,247)	1,125	(5,509)	(2,632)	5,462	(321)	(962)	(1,619)	1,014	38.5%	(14,263)	2,560	16,823	nm
Term life face amount in-force, end of period	$678,517	$688,163	$689,316	$693,194	$704,632	$714,756	$722,162	$728,385	$35,191	5.1%	$693,194	$728,385	$35,191	5.1%

(1)
Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.

(2)	In whole dollars
(3)	Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders

10 of 16

Investment and Savings Products - Financial Results and Financial Analysis											PRIMERICA, INC. Financial Supplement

(Dollars in thousands, except as noted)									YOY Q4				YOY YTD
Investment & Savings Products Operating Income Before Income Taxes	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016	$ Change	% Change	YTD 2015	YTD 2016	$ Change	% Change
Revenues:
Commissions and fees:
Sales-based	$60,035	$63,072	$56,418	$57,859	$56,220	$59,057	$55,149	$56,894	$(965)	-1.7%	$237,384	$227,320	$(10,064)	-4.2%
Asset-based	56,837	59,144	58,794	57,144	55,306	59,541	60,759	61,997	4,853	8.5%	231,919	237,604	5,685	2.5%
Account-based	10,452	10,994	11,445	11,605	11,309	11,611	11,899	16,043	4,437	38.2%	44,497	50,861	6,365	14.3%
Other, net	1,625	1,804	1,941	2,166	2,083	2,399	2,273	2,081	(84)	-3.9%	7,536	8,836	1,300	17.3%
Operating revenues	128,949	135,015	128,597	128,774	124,918	132,608	130,079	137,016	8,242	6.4%	521,335	524,621	3,286	0.6%
Benefits and expenses:
Amortization of DAC	1,201	2,901	3,299	552	1,919	1,704	1,636	889	338	61.2%	7,951	6,148	(1,804)	-22.7%
Insurance commissions	1,971	2,182	2,957	2,731	2,631	2,884	3,001	2,941	210	7.7%	9,841	11,456	1,615	16.4%
Sales commissions:
Sales-based	42,442	44,595	40,036	40,809	40,327	42,040	38,276	40,031	(778)	-1.9%	167,883	160,674	(7,209)	-4.3%
Asset-based	23,251	24,059	24,374	23,802	23,093	24,907	25,271	26,368	2,566	10.8%	95,485	99,639	4,154	4.4%
Other operating expenses	25,041	23,532	23,120	22,399	25,257	25,008	26,136	25,946	3,548	15.8%	94,092	102,348	8,256	8.8%
Operating benefits and expenses	93,905	97,269	93,786	90,292	93,227	96,543	94,320	96,176	5,884	6.5%	375,252	380,265	5,013	1.3%
Operating income before income taxes	$35,044	$37,746	$34,811	$38,482	$31,691	$36,065	$35,759	$40,840	$2,358	6.1%	$146,083	$144,355	$(1,727)	-1.2%

Financial Analysis

Fees paid based on client asset values (1)	$4,674	$4,828	$4,540	$4,429	$4,298	$4,677	$4,893	$4,837	$408	9.2%	$18,472	$18,704	$233	1.3%
Fees paid based on fee-generating positions (2)	3,172	3,439	3,464	3,483	3,495	3,510	3,527	3,553	70	2.0%	13,557	14,085	528	3.9%
Other operating expenses	17,195	15,266	15,116	14,487	17,464	16,821	17,716	17,557	3,070	21.2%	62,063	69,559	7,495	12.1%
Total other operating expenses	$25,041	$23,532	$23,120	$22,399	$25,257	$25,008	$26,136	$25,946	$3,548	15.8%	$94,092	$102,348	$8,256	8.8%

Sales-based net revenue as % of revenue-generating sales (3)
U.S.	1.36%	1.34%	1.38%	1.38%	1.31%	1.29%	1.44%	1.36%	nm	nm	1.37%	1.35%	nm	nm
Canada	1.09%	1.07%	0.97%	0.96%	1.10%	1.04%	1.00%	0.98%	nm	nm	1.03%	1.04%	nm	nm
Total	1.32%	1.31%	1.33%	1.33%	1.28%	1.26%	1.38%	1.32%	nm	nm	1.32%	1.31%	nm	nm

Asset-based net revenue as % of average asset values (4)
U.S.	0.036%	0.037%	0.037%	0.036%	0.036%	0.036%	0.035%	0.035%	nm	nm	0.146%	0.142%	nm	nm
Canada	0.134%	0.118%	0.111%	0.146%	0.124%	0.131%	0.133%	0.139%	nm	nm	0.508%	0.528%	nm	nm
Total	0.053%	0.051%	0.049%	0.054%	0.050%	0.052%	0.051%	0.052%	nm	nm	0.207%	0.206%	nm	nm

Account-based net revenue per average fee generating position (5)(6)	$2.70	$2.68	$2.81	$2.85	$2.74	$2.81	$2.89	$4.34	nm	nm	$11.04	$12.78	nm	nm

(1)	Fees paid based on client asset values - administration fees on Canadian Segregated Funds and advisory fees on Managed Accounts that vary directly with client asset values
(2)	Fees paid based on fee-generating positions - recordkeeping fees that vary with the number of fee-generating positions
(3)	Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity
(4)
Asset-based net revenue - commission and fee revenue less administration and advisory fees paid to third-party providers and commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds

(5)	Account-based net revenue - fee revenue less recordkeeping fees paid to third-party providers based on fee-generating positions
(6)	In whole dollars

11 of 16

Investment and Savings Products - Key Statistics											PRIMERICA, INC. Financial Supplement

(Dollars in thousands, except as noted)									YOY Q4				YOY YTD
Key Statistics	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016	$ Change	% Change	YTD 2015	YTD 2016	$ Change	% Change

Product sales ($mills)
U.S. Retail Mutual Funds	$641.2	$698.7	$597.4	$620.0	$599.9	$693.2	$652.4	$671.6	$51.6	8.3%	$2,557.2	$2,617.0	$59.9	2.3%
Canada Retail Mutual Funds	214.5	170.2	158.4	158.7	209.6	159.4	144.3	149.0	(9.7)	-6.1%	701.7	662.4	(39.3)	-5.6%
Indexed Annuities	73.7	91.2	75.3	80.2	84.4	114.2	99.7	100.5	20.2	25.2%	320.4	398.8	78.4	24.5%
Variable Annuities and other	405.0	452.2	404.3	422.2	349.4	383.6	322.0	359.4	(62.8)	-14.9%	1,683.6	1,414.4	(269.2)	-16.0%
Total sales-based revenue generating product sales	1,334.3	1,412.2	1,235.4	1,281.0	1,243.3	1,350.5	1,218.5	1,280.4	(0.6)	nm	5,262.9	5,092.7	(170.2)	-3.2%
Managed Accounts	66.1	72.2	57.1	51.4	45.2	55.2	54.0	57.4	5.9	11.6%	246.9	211.8	(35.0)	-14.2%
Segregated Funds	114.4	82.4	74.2	76.1	87.3	63.9	68.7	69.8	(6.3)	-8.3%	347.1	289.8	(57.3)	-16.5%
Total product sales	$1,514.8	$1,566.8	$1,366.8	$1,408.6	$1,375.9	$1,469.6	$1,341.2	$1,407.6	$(1.0)	-0.1%	$5,856.8	$5,594.3	$(262.5)	-4.5%

Canada Retail Mutual Funds	$214.5	$170.2	$158.4	$158.7	$209.6	$159.4	$144.3	$149.0	$(9.7)	-6.1%	$701.7	$662.4	$(39.3)	-5.6%
Segregated Funds	114.4	82.4	74.2	76.1	87.3	63.9	68.7	69.8	(6.3)	-8.3%	347.1	289.8	(57.3)	-16.5%
Total Canada product sales	328.8	252.6	232.7	234.8	297.0	223.4	213.1	218.8	(16.0)	-6.8%	1,048.8	952.2	(96.6)	-9.2%
Total U.S. product sales	1,185.9	1,314.2	1,134.1	1,173.8	1,078.9	1,246.3	1,128.1	1,188.8	15.0	1.3%	4,808.1	4,642.1	(166.0)	-3.5%
Total product sales	$1,514.8	$1,566.8	$1,366.8	$1,408.6	$1,375.9	$1,469.6	$1,341.2	$1,407.6	$(1.0)	-0.1%	$5,856.8	$5,594.3	$(262.5)	-4.5%

Client asset values, beginning of period ($mills)	$48,656	$49,195	$49,372	$45,848	$47,353	$48,174	$49,372	$51,334	$5,486	12.0%	$48,656	$47,353	$(1,303)	-2.7%
Inflows	1,515	1,567	1,367	1,409	1,376	1,470	1,341	1,408	(1)	-0.1%	5,857	5,594	(263)	-4.5%
Outflows (1)	(1,246)	(1,267)	(1,168)	(1,163)	(1,153)	(1,222)	(1,141)	(1,104)	60	5.1%	(4,843)	(4,620)	224	4.6%
Net flows	269	300	199	245	223	247	201	304	59	nm	1,013	975	(39)	nm
Foreign currency impact, net	(734)	122	(581)	(263)	555	(32)	(99)	(171)	92	nm	(1,457)	254	1,711	nm
Change in market value, net and other (2)	1,004	(245)	(3,142)	1,523	43	983	1,860	871	(652)	nm	(859)	3,758	4,617	nm
Client asset values, end of period	$49,195	$49,372	$45,848	$47,353	$48,174	$49,372	$51,334	$52,339	$4,986	10.5%	$47,353	$52,339	$4,986	10.5%
Annualized net flows as % of beginning of period asset values	2.2%	2.4%	1.6%	2.1%	1.9%	2.1%	1.6%	2.4%	0.2%	nm	2.1%	2.1%	0.0%	nm

Average client asset values ($mills)
U.S. Retail Mutual Funds	$24,787	$25,099	$24,208	$24,008	$23,390	$24,326	$25,198	$25,617	$1,609	6.7%	24,526	24,633	$107	0.4%
Canada Retail Mutual Funds	6,035	6,177	5,808	5,593	5,478	5,963	6,133	6,157	564	10.1%	5,903	5,933	29	0.5%
Managed Accounts	1,446	1,526	1,532	1,567	1,582	1,680	1,776	1,840	273	17.4%	1,518	1,720	202	13.3%
Indexed Annuities	1,089	1,162	1,230	1,296	1,366	1,450	1,539	1,629	332	25.6%	1,195	1,496	301	25.2%
Variable Annuities and other	12,995	13,313	12,980	12,965	12,711	13,228	13,694	13,901	936	7.2%	13,063	13,384	321	2.5%
Segregated Funds	2,390	2,381	2,205	2,112	2,120	2,289	2,339	2,301	189	8.9%	2,272	2,262	(10)	-0.4%
Total	$48,743	$49,658	$47,963	$47,542	$46,646	$48,936	$50,679	$51,445	$3,903	8.2%	$48,477	$49,427	$950	2.0%

Canada Retail Mutual Funds	$6,035	$6,177	$5,808	$5,593	$5,478	$5,963	$6,133	$6,157	$564	10.1%	$5,903	$5,933	$29	0.5%
Segregated Funds	2,390	2,381	2,205	2,112	2,120	2,289	2,339	2,301	189	8.9%	2,272	2,262	(10)	-0.4%
Total Canada average client assets	8,425	8,558	8,014	7,705	7,597	8,252	8,472	8,458	753	9.8%	8,176	8,195	19	0.2%
Total U.S. average client assets	40,317	41,100	39,950	39,837	39,049	40,684	42,207	42,987	3,150	7.9%	40,301	41,232	931	2.3%
Total average client assets	$48,743	$49,658	$47,963	$47,542	$46,646	$48,936	$50,679	$51,445	$3,903	8.2%	$48,477	$49,427	$950	2.0%

Average number of fee-generating positions (thous) (3)
Recordkeeping and custodial	2,067	2,165	2,179	2,188	2,191	2,200	2,203	2,209	20	0.9%	2,150	2,201	51	2.4%
Recordkeeping only	628	657	662	664	666	684	690	666	2	0.3%	653	677	24	3.7%
Total	2,695	2,822	2,841	2,853	2,857	2,884	2,893	2,875	22	0.8%	2,803	2,877	75	2.7%

(1)
Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company's recordkeeping platform.  The redemptions of assets must be estimated for approximately 4% of account values as these figures are not readily available.  Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.

(2)	Change in market value, net - market value fluctuations net of fees and expenses
(3)
Fee generating positions - mutual fund positions for which we receive recording keeping fees. An individual client account may include multiple mutual fund positions. We may also receive fees earned for custodial services that we provide to clients with retirement plan accounts that hold positions in these mutual funds.

12 of 16

Investment Portfolio - Summary of Holdings	PRIMERICA, INC. Financial Supplement

	As of or for the period ended December 31, 2016
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash and cash equivalents	$211,976	$211,976	$-	10.3%	10.6%

Fixed Income:
Treasury	22,660	21,592	1,068	1.1%	1.1%	2.70%	AAA
Government	160,942	154,975	5,967	7.8%	7.8%	3.64%	AA-
Tax-Exempt Municipal	3,901	3,805	96	0.2%	0.2%	3.22%	A-
Corporate	1,223,231	1,183,041	40,189	59.5%	59.4%	4.46%	BBB+
Mortgage-Backed	97,631	92,855	4,776	4.7%	4.7%	4.05%	AAA
Asset-Backed	72,344	72,450	(106)	3.5%	3.6%	2.28%	AA
CMBS	109,443	107,201	2,242	5.3%	5.4%	2.98%	AAA
Private	102,940	100,057	2,883	5.0%	5.0%	4.85%	BBB
Redeemable Preferred	3,814	3,442	372	0.2%	0.2%	15.41%	BBB+
Convertible	2,863	2,597	266	0.1%	0.1%	5.08%	BBB
Total Fixed Income	1,799,770	1,742,015	57,755	87.5%	87.5%	4.21%	A-

Equities:
Perpetual Preferred	17,719	17,266	452	0.9%	0.9%
Common Stock	16,317	10,472	5,845	0.8%	0.5%
Mutual Fund	6,593	4,814	1,779	0.3%	0.2%
Other	4,265	4,265	0	0.2%	0.2%
Total Equities	44,894	36,818	8,077	2.2%	1.8%

Total Invested Assets	$2,056,640	$1,990,808	$65,832	100.0%	100.0%

Corporate Portfolio by Sector

Energy	$142,503	$136,979	$5,523	11.6%	11.6%
Reits	134,537	129,935	4,602	11.0%	11.0%
Consumer Non Cyclical	129,901	126,333	3,568	10.6%	10.7%
Banking	136,708	134,345	2,362	11.2%	11.4%
Technology	99,791	97,509	2,282	8.2%	8.2%
Basic Industry	98,715	95,982	2,732	8.1%	8.1%
Electric	76,214	73,198	3,015	6.2%	6.2%
Insurance	79,640	75,871	3,770	6.5%	6.4%
Communications	75,970	71,782	4,188	6.2%	6.1%
Capital Goods	78,132	74,766	3,366	6.4%	6.3%
Consumer Cyclical	64,798	63,024	1,774	5.3%	5.3%
Transportation	41,704	40,983	722	3.4%	3.5%
Brokerage	35,067	33,946	1,120	2.9%	2.9%
Finance Companies	8,399	8,014	385	0.7%	0.7%
Natural Gas	3,357	3,234	123	0.3%	0.3%
Industrial Other	10,635	10,045	590	0.9%	0.8%
Financial Other	6,138	6,097	41	0.5%	0.5%
Utility Other	1,024	997	26	0.1%	0.1%
Total Corporate portfolio	$1,223,231	$1,183,041	$40,189	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$175,861	$173,227	$2,634	9.8%	9.9%	3.69%
1-2 Yrs.	181,971	175,831	6,140	10.1%	10.1%	4.47%
2-5 Yrs.	717,780	687,140	30,640	39.9%	39.4%	4.36%
5-10 Yrs.	671,067	655,816	15,252	37.3%	37.6%	4.07%
> 10 Yrs.	53,091	50,001	3,090	2.9%	2.9%	4.65%
Total Fixed Income	$1,799,770	$1,742,015	$57,755	100.0%	100.0%	4.21%

Duration

Fixed Income portfolio duration	3.9	years

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

13 of 16

Investment Portfolio - Summary of Holdings			PRIMERICA, INC. Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$295,873	17.0%
AA	161,594	9.3%
A	387,072	22.2%
BBB	798,156	45.8%
Below Investment Grade	93,533	5.4%
NA	5,786	0.3%
Total Fixed Income	$1,742,015	100.0%

	Amortized Cost	% of Total		Amortized Cost	% of Total
Corporate asset class:			Private asset class:
Rating			Rating
AAA	$8,811	0.7%	AAA	$-	—
AA	74,448	6.3%	AA	1,303	1.3%
A	328,571	27.8%	A	1,309	1.3%
BBB	691,698	58.5%	BBB	91,706	91.7%
Below Investment Grade	79,334	6.7%	Below Investment Grade	5,739	5.7%
NA	180	0.0%	NA	-	—
Total Corporate	$1,183,041	100.0%	Total Private	$100,057	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$102,787	95.9%	AAA	$88,986	95.8%
AA	2,218	2.1%	AA	1,518	1.6%
A	-	—	A	464	0.5%
BBB	1,196	1.1%	BBB	1,888	2.0%
Below Investment Grade	-	—	Below Investment Grade	-	—
NA	1,000	0.9%	NA	-	—
Total CMBS	$107,201	100.0%	Total Mortgage-Backed	$92,855	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$43,155	59.6%	AAA	$51,584	29.2%
AA	7,063	9.7%	AA	76,824	43.5%
A	15,286	21.1%	A	36,858	20.9%
BBB	2,454	3.4%	BBB	7,112	4.0%
Below Investment Grade	201	0.3%	Below Investment Grade	4,188	2.4%
NA	4,292	5.9%	NA	-	—
Total Asset-Backed	$72,450	100.0%	Total Treasury & Government	$176,567	100.0%

NAIC Designations

1	$644,899	44.0%
2	727,443	49.7%
3	74,243	5.1%
4	14,843	1.0%
5	2,243	0.2%
6	884	0.1%
U.S. Insurer Fixed Income (2)	1,464,556	100.0%
Other (3)	314,327
Cash and cash equivalents	211,976
Total Invested Assets	$1,990,859

(1)	Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest
(2)	NAIC ratings for our U.S. insurance companies' fixed income portfolios
(3)	Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

14 of 16

Investment Portfolio - Summary of Holdings					PRIMERICA, INC. Financial Supplement

									YOY Q4
(Dollars in thousands)	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016	$ Change	% Change
Net Investment Income by Source
Fixed-maturity securities (available-for-sale)	$19,795	$19,551	$18,786	$19,140	$19,249	$18,377	$18,578	$18,469	(671)	-3.5%
Fixed-maturity securities (held-to-maturity)	2,475	2,707	3,772	4,094	4,154	4,605	4,957	5,164	1,070	26.1%
Equity Securities	516	503	514	526	520	502	505	526	-	0.0%
Deposit asset underlying 10% reinsurance treaty	1,672	(116)	220	(1,294)	2,200	2,185	1,058	(231)	1,063	-82.1%
Policy loans and other invested assets	359	337	354	318	330	352	317	342	24	7.5%
Cash & cash equivalents	43	47	51	87	149	199	148	135	48	55.2%
Total investment income	24,860	23,029	23,697	22,871	26,602	26,220	25,563	24,405	1,534	6.7%
Investment expenses	1,212	1,247	1,210	1,231	1,210	1,226	1,208	1,242	11	0.9%
Interest Expense on Surplus Note	2,475	2,707	3,772	4,094	4,154	4,605	4,957	5,164	1,070	26.1%
Net investment income	$21,173	$19,075	$18,715	$17,546	$21,238	$20,389	$19,398	17,999	453	2.6%
Fixed income book yield, end of period	4.53%	4.51%	4.54%	4.40%	4.46%	4.40%	4.29%	4.21%
New money yield	2.47%	2.57%	3.39%	2.26%	3.14%	2.41%	1.24%	2.00%

									YOY Q4
	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	17.3%	16.6%	16.0%	17.2%	16.7%	15.6%	16.1%	17.0%	-0.2%
AA	6.9%	6.5%	6.8%	7.4%	8.1%	9.3%	9.5%	9.3%	1.9%
A	22.4%	22.6%	22.1%	22.8%	22.5%	21.9%	21.2%	22.2%	-0.6%
BBB	47.8%	48.9%	49.4%	47.3%	46.3%	47.5%	47.7%	45.8%	-1.5%
Below Investment Grade	5.6%	5.2%	5.6%	5.3%	6.4%	5.6%	5.2%	5.4%	0.1%
NA	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%	0.4%	0.3%	0.3%
Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	nm

Average rating by amortized cost	A	A	A-	A-	A-	A-	A-	A-	na

		As of December 31, 2016				As of December 31, 2016			As of December 31, 2016
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	Canada	$24,130	$23,167	AAA	Australia	$61,372	$59,604	AAA	$3,244	$3,238
2	National Rural Utilities Cooperative	11,472	10,271	A	Canada	49,396	47,473	AA	7,437	7,139
3	General Electric Co	10,037	9,627	AA+	United Kingdom	39,982	38,720	A	15,501	14,780
4	Wells Fargo & Co	9,201	8,980	A	France	18,315	17,794	BBB	7,243	7,112
5	Iberdrola SA	8,832	8,474	BBB+	Germany	16,561	16,404	Below Investment Grade	4,212	4,188
6	National Fuel Gas Co	8,653	8,070	BBB	Netherlands	15,935	14,915	NA	0	0
7	Anheuser-Busch InBev SA/NV	8,207	7,800	A-	Switzerland	14,414	14,293	Total	$37,637	$36,458
8	Australia & New Zealand Banking	7,916	7,880	A+	Cayman Islands	14,342	14,258
9	TransCanada Corp	7,810	7,540	A-	Bermuda	13,835	13,680
10	US Bancorp	7,687	7,381	A+	Ireland	11,696	10,999	Non-Government Investments (1)
11	Macquarie Group Ltd	7,551	7,315	BBB	Belgium	10,112	9,950
12	PNC Financial Services Group Inc	7,514	7,390	A-	Mexico	9,580	9,407	AAA	$5,892	$5,892
13	Province of Alberta Canada	7,451	7,414	AA+	Brazil	9,508	9,256	AA	23,283	23,152
14	Prudential Financial Inc	7,361	7,154	A	Israel	8,362	8,265	A	94,759	92,376
15	HSBC Holdings PLC	7,352	7,160	A	Japan	7,775	7,697	BBB	174,016	167,690
16	AT&T Inc	7,341	6,415	BBB+	Emerging Markets (2)	14,539	13,978	Below Investment Grade	14,924	14,577
17	Brookfield Asset Management Inc	6,817	6,817	A-	All Other	35,332	33,853	NA	544	401
18	Province of Ontario Canada	6,725	6,214	AA-	Total	$351,055	$340,545	Total	$313,419	$304,087
19	Tianjin Tianhai Inv Co - Ingram Micro Inc	6,655	6,668	BB+
20	Ventas Inc	6,646	6,440	BBB+
21	Express Scripts Holding Co	6,622	6,528	BBB+
22	Penske Truck Leasing Co LP	6,577	6,510	BBB-
23	Municipal Finance Authority of BC	6,283	6,304	AAA
24	Intel Corp	6,196	6,047	A+
25	Discovery Communications Inc	6,170	5,785	BBB-
Total		$207,207	$199,353

% of total fixed income portfolio		10.1%	10.0%

(1)	US$ denominated investments in issuers outside of the United States based on country of risk
(2)	Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

15 of 16

Five-Year Historical Key Statistics						PRIMERICA, INC. Financial Supplement

(Dollars in millions)	2012	2013	2014	2015	2016	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016

Recruits	191,752	186,251	190,439	228,115	262,732	53,300	60,246	65,945	48,624	63,427	65,273	73,706	60,326

Life-insurance licensed sales force, beginning of period	91,176	92,373	95,566	98,358	106,710	98,358	98,145	101,008	104,702	106,710	108,220	112,365	115,345
New life-licensed representatives	34,425	34,155	33,832	39,632	44,724	7,486	10,439	11,160	10,547	9,666	12,171	11,739	11,148
Non-renewal and terminated representatives	(33,228)	(30,962)	(31,040)	(31,280)	(34,607)	(7,699)	(7,576)	(7,466)	(8,539)	(8,156)	(8,026)	(8,759)	(9,666)
Life-insurance licensed sales force, end of period	92,373	95,566	98,358	106,710	116,827	98,145	101,008	104,702	106,710	108,220	112,365	115,345	116,827

Issued term life policies	222,558	214,617	220,984	260,059	298,244	55,677	68,097	66,658	69,627	66,376	77,384	75,374	79,110

Issued term life face amount	$68,053	$67,783	$69,574	$79,111	$89,869	$17,181	$20,585	$20,321	$21,023	$19,790	$23,145	$22,775	$24,159

Term life face amount in force, beginning of period	$664,955	$670,412	$674,868	$681,927	$693,194	$681,927	$678,517	$688,163	$689,316	$693,194	$704,632	$714,756	$722,162
Issued term life face amount	68,053	67,783	69,574	79,111	89,869	17,181	20,585	20,321	21,023	19,790	23,145	22,775	24,159
Terminated term life face amount	(61,593)	(57,730)	(54,962)	(53,580)	(57,238)	(13,344)	(12,064)	(13,659)	(14,513)	(13,814)	(12,700)	(14,407)	(16,318)
Foreign currency impact, net	(1,003)	(5,596)	(7,553)	(14,263)	2,560	(7,247)	1,125	(5,509)	(2,632)	5,462	(321)	(962)	(1,619)
Term life face amount in force, end of period	$670,412	$674,868	$681,927	$693,194	$728,385	$678,517	$688,163	$689,316	$693,194	$704,632	$714,756	$722,162	$728,385

Estimated annualized issued term life premium
Premium from new policies	$176.1	$173.5	$179.8	$212.4	$245.2	$45.1	$55.3	$54.5	$57.4	$54.0	$63.1	$61.9	$66.2
Additions and increases in premium	45.5	48.6	51.6	54.9	60.4	12.8	14.0	13.7	14.4	14.0	15.4	15.2	15.9
Total estimated annualized issued term life premium	$221.5	$222.1	$231.4	$267.3	$305.7	$57.9	$69.3	$68.2	$71.8	$68.0	$78.6	$77.1	$82.0

Investment & Savings product sales	$4,712.2	$5,208.8	$5,682.3	$5,856.8	$5,594.3	$1,514.8	$1,566.8	$1,366.8	$1,408.6	$1,375.9	$1,469.6	$1,341.2	$1,407.6

Investment & Savings average client asset values	$35,904	$41,035	$46,936	$48,477	$49,427	$48,743	$49,658	$47,963	$47,542	$46,646	$48,936	$50,679	$51,445

16 of 16